Credit Suisse Global High Yield Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended June 30, 2005

Portfolio:			Credit Suisse Global High Yield Fund


Security:			Grant Prideco INC 144a


Date Purchased:			7/14/2005


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		50


Total Principal Purchased
by the Portfolio *:		$50,000.00


% of Offering Purchased
by the Portfolio:		.03%


Broker:				Banc Of America Secs llc

Member:				Joint Lead Manager




Portfolio:			Credit Suisse Global High Yield Fund


Security:			L-3 Communications 144a


Date Purchased:			7/27/2005


Price Per Share:		$99.09


Shares Purchased
by the Portfolio *:		100


Total Principal Purchased
by the Portfolio *:		$99,090.00


% of Offering Purchased
by the Portfolio:		.001%


Broker:				Leaman Brothers Inc.

Member:				Joint Lead Manager



Portfolio:			Credit Suisse Global High Yield Fund


Security:			K Hovanian Enterprises 144A

Date Purchased:			8/1/2005

Price Per Share:		$98.43


Shares Purchased
by the Portfolio *:		100


Total Principal Purchased
by the Portfolio *:		$98,429.00


% of Offering Purchased
by the Portfolio:		.03%


Broker:				Citigroup Global Markets


Member:				Joint Lead Manager





Portfolio:			Credit Suisse Global High Yield Fund


Security:			Standard Pacific Corp.


Date Purchased:			8/1/2005


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		50


Total Principal Purchased
by the Portfolio *:		$50,000.00


% of Offering Purchased
by the Portfolio:		.03%


Broker:				Banc of America Secs LLC


Member:				Joint Lead Manager


Portfolio:			Credit Suisse Global High Yield Fund


Security:			Mediacom Broadband LLC Corp.


Date Purchased:			8/16/2005


Price Per Share:		$98.36


Shares Purchased
by the Portfolio *:		50


Total Principal Purchased
by the Portfolio *:		$49,180.00


% of Offering Purchased
by the Portfolio:		.03%


Broker:				JP Morgan Chase Manhattan Bank


Member:				Joint Lead Manager




Portfolio:			Credit Suisse Global High Yield Fund


Security:			Videotron L Tee 144A


Date Purchased:		        9/9/2005


Price Per Share:		$99.50


Shares Purchased
by the Portfolio *:		150


Total Principal Purchased
by the Portfolio *:		$149,250.00


% of Offering Purchased
by the Portfolio:		.09%


Broker:				JP Morgan Chase Manhattan Bank


Member:				Co-Manager



Portfolio:			Credit Suisse Global High Yield Fund


Security:			Crown American 144A

Date Purchased:			11/8/2005

Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		70


Total Principal Purchased
by the Portfolio *:		$70,000.00


% of Offering Purchased
by the Portfolio:		.03%


Broker:				Citigroup Global Markets


Member:				Joint Lead Manager


Portfolio:			Credit Suisse Global High Yield Fund


Security:			Avago Technologies Fin.


Date Purchased:			11/21/2005


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		75


Total Principal Purchased
by the Portfolio *:		$75,000.00


% of Offering Purchased
by the Portfolio:		.02%


Broker:				Lehman Brothers Inc. Corp.


Member:				Joint Lead Manager


Portfolio:			Credit Suisse Global High Yield Fund


Security:			Tronox Worldwide Finance


Date Purchased:			11/21/2005


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		75


Total Principal Purchased
by the Portfolio *:		$75,000.00


% of Offering Purchased
by the Portfolio:		.01%


Broker:				Lehman Brothers Inc. Corp.


Member:			        Joint Lead Manager


Portfolio:			Credit Suisse Global High Yield Fund


Security:			Omnicare Inc.


Date Purchased:			12/12/2005


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		50


Total Principal Purchased
by the Portfolio *:		$50,000.00


% of Offering Purchased
by the Portfolio:		.01%


Broker:				Leahman Brothers Inc. Corp.


Member:				Co-Manager


Portfolio:			Credit Suisse Global High Yield Fund


Security:			Mirant North America LLC 144A


Date Purchased:			12/20/2005


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		100


Total Principal Purchased
by the Portfolio *:		$100,000.00


% of Offering Purchased
by the Portfolio:		.01%


Broker:				JP Morgan Chase Manhattan Bank


Member:				Co-Manager